Prime Credit Card Master Trust					13-Jul-05
					05:11 PM
Settlement Statement
-	-	--

Distribution Date:					15-Jul-05

Monthly Period:		June 2005
		29-May-05
		02-Jul-05

(i) Collections					$478,874,703
Finance Charge					49,427,915
Principal					429,446,788

(ii) Investor Percentage - Principal Collections					02-Jul-05

	Series 2000-1				24.6%
	A				20.6%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				17.7%
	A				13.7%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Jul-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Jul-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Jul-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,413,806.66
	A				$1,964,680.66
	B				$224,563.00
	C				$224,563.00

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$682,555.56
	A				555,555.56
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			02-Jul-05		$2,019,880,034.03
Principal Receivables in Trust					$1,937,670,916.64

(xii) Invested Amount			02-Jul-05

	Series 2000-1				$342,866,666.66
	A (net of $133,333,333.34 in Principal Funding Account)				266,666,666.66
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.524%
Finance Charge Receivables Factor					4.070%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.66%	$1,780,169,807
	1-29 days			3.83%	$73,561,136
	30-59 days			1.06%	$20,592,706
	60-89 days			0.64%	$12,390,917
	90-119 days			0.53%	$10,104,416
	120-149 days			0.52%	$9,907,021
	150 days +			0.76%	$14,518,891
	Total			100.00%	$1,921,244,894

	Balance in Principal Funding Account			2-Jul-05	$133,333,333

Last Updated on 7/15/2005
By ho0dmw